INTERCREDITOR AGREEMENT

THIS INTERCREDITOR AGREEMENT (this "**Agreement**") dated for reference December __ 2011 among Sandstorm Gold (Barbados) Ltd., ("**Sandstorm Barbados**"), Waterton Global Value, L.P., by its Investment Manager, Altitude Management Limited ("**Lender**"), Lordsburg Mining Company ("**Lordsburg**") and Santa Fe Gold (Barbados) Corporation ("**Santa Fe Gold**").

WHEREAS:

A. Santa Fe Gold, Lordsburg, Santa Fe Gold Corporation ("**Santa Fe**") and Azco Mica Inc. together with Santa Fe Gold, Lordsburg and Santa Fe, the "**Borrowers**") and Lender are parties to a Senior Secured Gold Stream Credit Agreement dated as of December 22, 2011 (the "**Credit Agreement**");

B. Sandstorm Barbados has agreed to purchase certain gold from, and in connection with such purchase to make a substantial upfront deposit to, Santa Fe Gold under a purchase agreement dated as of September 11th, 2009 as amended by agreements dated March 29, 2011 and June 28, 2011 (as amended, the "**Sandstorm Purchase Agreement**") among, *inter alia*, Santa Fe, Lordsburg, Sandstorm Barbados as purchaser and Santa Fe Gold as seller;

C. As security for the Senior Lender Project Obligations, Lordsburg is granting, or has granted, to the Lender certain Liens and security interests as more particularly set forth in the Senior Lender Security Documents (as herein defined);

D. As security for the Sandstorm Barbados Obligations, Lordsburg is granting, or has granted, to Sandstorm Barbados certain Liens and security interests as more particularly set forth in the Sandstorm Barbados Security Documents (as herein defined);

E. The parties have agreed to certain intercreditor matters as herein set forth;

NOW THEREFORE, in consideration of the foregoing premises, the agreement of the parties hereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties agrees with each of the others as follows:

ARTICLE 1

INTERPRETATION

1.1 Defined Terms. In this Agreement, unless there is something in the subject matter or contact inconsistent therewith, the following words and terms have the following meanings:

(a) "**Assignment and Purchase Option**" has the meaning set forth in Section 2.5(a);

(b) "**Business Day**" means any day of the year, other than a Saturday, Sunday or any day on which major banks are closed for business in Toronto, Ontario, Vancouver, British Columbia, Barbados, or Albuquerque, New Mexico;

(c) "**CG Date**" has the meaning set forth in Section 2.4(b);

(d) "**Completion Guarantee**" has the meaning set forth in Section 2.4(b);

(e) "**Credit Agreement**" has the meaning set forth on the first page hereof;

(f) "**Default Notice**" has the meaning set forth in Section 3.2(b);

(g) "**Document Transfer Obligations**" has the meaning set forth in Section 3.1(c);

(h) "**Enforcement Actions**" has the meaning set forth in Section 3.2(b);

(i) "**Gold and Silver Supply Agreement**" means the Gold and Silver Supply Agreement dated on or around the date hereof among, *inter alia*, the Lender and Lordsburg;

(j) "**Lender**" has the meaning set forth on the first page hereof;

(k) "**Lender Enforcement Action**" has the meaning set forth in Section 2.5(a);

(l) "**Letter of Intent**" has the meaning set forth in Section 2.5(a);

(m) "**Lien**" means, as to any Person, any mortgage, deed of trust, lien, pledge, charge, security interest, hypothecation, indenture, preferential right, assignment, option, claim, royalty, production payment, burden on production or other lien, encumbrance or collateral security instrument in, on or to, or any right or interest, or the title of any vendor, lessor, lender or other secured party to, or interest or title of any Person under any conditional sale or other title retention agreement or capital lease with respect to, any property or asset owned or held by such Person, any mortgage, deed of trust, pledge, charge, security agreement, hypothecation, indenture, assignment or similar instrument, or the filing of a financing statement, personal property security act filing or other similar instrument, which names such Person as debtor, or any security agreement or other similar Instrument authorizing any other party as the secured party thereunder to file any financing statement, personal property security act filing or other similar Instrument or any other arrangement,

encumbrance or condition that in substance secures payment or performance of an obligation;

(n) "**Lordsburg**" has the meaning set forth on the first page hereof;

(o) "**Obligations**" means, as the context requires, any or all of the Senior Lender Project Obligations and/or the Sandstorm Barbados Obligations;

(p) "**Outstanding Gold**" has the meaning set forth in Section 3.2(b);

(q) "**Person**" means an individual, partnership, corporation (including a business trust), joint venture, limited liability company or other entity;

(r) "**Sandstorm Barbados Obligations**" means all present and future obligations, indebtedness and other liabilities (including, without limitation, all obligations to sell and deliver gold, and also all charges and unmatured, at any time or from time to time due, owing or accruing due and owing by Lordsburg, Santa Fe Gold or Santa Fe to Sandstorm Barbados pursuant to or in connection with the Sandstorm Barbados Documents;

(s) "**Sandstorm Barbados Documents**" means the Sandstorm Purchase Agreement and the Sandstorm Barbados Security Documents;

(t) "**Sandstorm Barbados Security Documents**" means all present and future items of security executed by Lordsburg in favour of Sandstorm Barbados (or any agent or trustee for Sandstorm Barbados and one or more others) as security for some or all of the Sandstorm Barbados Obligations;

(u) "**Sandstorm Lock-Box Account"** has the meaning set forth in Section 2.4.

(v) "**Sandstorm Purchased Payable AU**" has the meaning set forth in the Sandstorm Purchase Agreement;

(w) "**Sandstorm Purchase Agreement**" has the meaning set forth on the first page hereof;

(x) "**Security Documents**" means, as the context requires, the Senior Lender Security Documents or the Sandstorm Barbados Security Documents;

(y) "**Senior Lender Project Obligations**" means all present and future indebtedness, liabilities and other obligations (including all charges and fees of the Lender), whether contingent or absolute, matured or unmatured, at any time or from time to time due to accruing due and owing by or otherwise payable by any of the Borrowers to the Lender pursuant to or in connection with any of the Senior Lender Documents;

(z) "**Senior Lender Documents**" means

(i) the Credit Agreement;

(ii) the Gold and Silver Supply Agreement;

(iii) any other credit documents (including any performance bond agreements and any documentary credit indemnity agreements) from time to time between the Lender and any of the Borrowers, or executed by any one or more of them in favour of the Lender and expressed to be secured by the Senior Lender Security Documents; and

(iv) the Senior Lender Security Documents;

(aa) "**Senior Lender Security Documents**" means all present and future items of security executed by Lordsburg in favour of the Lender (or any agent or trustee for the Lender and one or more others) as security for some or all of the Senior Lender Project Obligations;

(bb) "**Summit Mine**" means the mining project set out in Schedule A;

(cc) "**Transaction Documents**" means the Senior Lender Documents and the Sandstorm Barbados Documents; and

(dd) "**Victory Park Financing Agreement**" means that Financing Agreement among, *inter alia*, Santa Fe and Victory Park Management, LLC dated August 2, 2011.

1.2 Gender, Singular, Plural, etc. As used herein, each gender shall include all genders, and the singular shall include the plural and the plural the singular, as the context shall require.

1.3 Use of Certain Words. The words "**including**" and "**includes**", when either follows any general term or statement, is not to be construed as limiting the general term or statement to the specific terms or matters set forth immediately following such word or to similar items or matters, but rather as referring to all other items or matters that could reasonably fall within the broadest possible scope of the general term or statement.

1.4 Successors, etc. In this Agreement:

(a) reference to any body corporate shall include successors thereto, whether by way of amalgamation or otherwise;

(b) references to any statute, enactment or legislation or to any section or provision thereof include a reference to any order, ordinance, regulation, rule of legislation and all amendments, modifications, consolidations,

reenactments or replacements thereof or substitutions therefor from time to time; and

(c) reference to any agreement, instrument, permit or other document shall include reference to such agreement, instrument, permit or other document as the same may from time to time be amended, supplemented, replaced or restated.

ARTICLE 2

ITEMS REQUESTED BY SANDSTORM BARBADOS

2.1 Conversion of Convertible Debenture. The Lender shall not advance to any of the Borrowers any monies under the Credit Agreement, until all principal amounts outstanding under the Senior Secured Convertible Debenture issued to Sulane Holdings Inc. on December 21, 2007 as amended on June 30, 2009 are converted into common shares of Santa Fe.

2.2 Repayment of Indebtedness to Victory Park Management, LLC. Santa Fe Gold shall use the first monies advanced under the Credit Agreement to repay all the indebtedness owing under the Victory Park Financing Agreement.

2.3 Lender Lockbox Account. The Lender shall not advance to any of the Borrowers any monies under the Second Advance (as such term is defined in the Credit Agreement) until Santa Fe Gold has (i) set up a lock-box account with a financial institution of recognized national standing (the "**Lender Lock-Box Account**") and (ii) that it has deposited no less than $5,000,000.00 into the Lender Lock-Box Account.

2.4 Sandstorm Lockbox Account.

(a) The Lender shall not advance to any of the Borrowers any monies under the Second Advance (as such term is defined in the Credit Agreement) until Santa Fe Gold has provided evidence to the reasonable satisfaction of Sandstorm Barbados that it has (i) set up a lock-box account (separate and apart from the Lender Lockbox Account) with a financial institution of recognized national standing (the "**Sandstorm Lock-Box Account**") and (ii) that it has deposited no less than $2,000,000.00 into the Sandstorm Lock-Box Account.

(b) If, on or before June 30, 2012 (or if such date is extended, such extended date, any such date, the "**CG Date**") the Summit Mine has produced 4,000 ounces of Payable Au (as defined in the Sandstorm Purchase Agreement) in any consecutive six month period (the "**Completion Guarantee**"), the parties hereto agree that the monies held in the Sandstorm Lock-Box Account shall be immediately released to Santa Fe Gold.

(c) If the Completion Guarantee has not been satisfied on or before the CG Date, Sandstorm shall be paid, from the monies in the Sandstorm Lock-

Box Account, an amount equal to the amount owing to Sandstorm Barbados under Section 3(g) of the Sandstorm Purchase Agreement as at the CG Date (the "**Completion Guarantee Indebtedness**"). If the Completion Guarantee has not been satisfied as at the CG Date and the Completion Guarantee Indebtedness is greater than $2,000,000.00, all monies in the Sandstorm Lock-box Account shall be paid to Sandstorm Barbados and Santa Fe Gold hereby agrees that it shall immediately pay Sandstorm Barbados that portion of the Completion Guarantee Indebtedness that is in excess of $2,000,000.00.

(d) If at any time, the Completion Guarantee Indebtedness is less than $2,000,000.00, the monies in the Sandstorm Lock-Box Account in excess of the Completion Guarantee Indebtedness shall be immediately released and paid to Santa Fe Gold.

2.5 Sandstorm Purchase Option.

(a) To the extent not prohibited by applicable law or any relevant bankruptcy trustee, judge or similar government official, prior to taking any action to enforce the Senior Lender Documents (each a "**Lender Enforcement Action**") or upon becoming aware of any bankruptcy proceeding being initiated in respect of Santa Fe Gold or Lordsburg (whether on a voluntary or involuntary basis), the Lender shall provide Sandstorm Barbados with the option to take an assignment of the Lender's rights and obligations under the Senior Lender Security Documents (the "**Assignment and Purchase Option**") by delivering a letter of intent, binding on the Lender, (the "**Letter of Intent**") to Sandstorm Barbados that will generally describe the terms and conditions upon which the Lender will assign its rights and obligations under the Senior Lender Security Documents to Sandstorm Barbados. The terms and conditions of the Letter of Intent shall be consistent with accepted market practices for similar purchase and sale transactions. Sandstorm Barbados may irrevocably exercise the Assignment and Purchase Option within ten (10) days of receiving the Letter of Intent by delivering to the Lender an executed copy of the Letter of Intent.

(b) If Sandstorm Barbados has exercised the Assignment and Purchase Option, each of the Lender and Sandstorm Barbados shall use commercially reasonable efforts to close the purchase transaction contemplated by the Letter of Intent immediately after Sandstorm Barbados has exercised the Assignment and Purchase Option.

(c) For greater certainty (and as will be reflected in the Letter of Intent), the purchase price required by the Lender to cause it to assign its rights and obligations under the Senior Lender Security Documents to Sandstorm Barbados, shall be equal to all amounts owing to the Lender by the Borrowers under the Credit Agreement (such amount equal to the amount

which would be owing to the Lender, calculated as if the Lender accelerated under the Credit Agreement) as of the date of the Letter of Intent.

(d) Each of Lordsburg and Santa Fe Gold consent to the assignment by the Lender to Sandstorm Barbados of the Lender's rights and obligations under the Senior Lender Security Documents as described above.

ARTICLE 3

SUBORDINATION AND INTERCREDITOR PROVISIONS

3.1 Consents to Liens and Transaction Documents.

(a) **Sandstorm Barbados:**

(i) consents to the Liens created by the Senior Lender Security Documents, and agrees that the execution and delivery of the Senior Lender Documents and the creation of Liens thereunder does not constitute a breach of the Sandstorm Barbados Documents;

(ii) waives the application of Article 15 of the Sandstorm Purchase Agreement with respect to any "Transfer" (as defined in the Sandstorm Purchase Agreement) constituted by the Senior Lender Documents;

(b) Subject to Section 3.9(a), the Lender consents to the Liens created by the Sandstorm Barbados Security Documents and agrees that the execution and delivery of the Sandstorm Barbados Documents and the creation of Liens thereunder does not constitute a breach of the Senior Lender Documents.

(c) The Lender agrees that if it seizes any of the real or personal property of Lordsburg following the final completion of any judicial foreclosure action under the Senior Lender Security Documents, it will (i) ensure that Sandstorm Barbados's rights under the Sandstorm Barbados Documents continue to apply to the Summit Mine, as such rights apply to the Summit Mine as of the date hereof; and (ii) cause the Sandstorm Barbados's rights under the Sandstorm Barbados Documents to be transferred to any subsequent third-party purchaser of the Summit Mine (collectively, the "**Document Transfer Obligations**").

(d) Except as described in subsection 3.1(c), the Lender shall not be required to satisfy the Document Transfer Obligations (or any like or related obligations) in connection with any judicial foreclosure or bankruptcy proceedings relating to Santa Fe Gold, Lordsburg or the Summit Mine.

3.2 Subordination and Standstill by Sandstorm Barbados to the Lender.

(a) The Liens and interests of Sandstorm Barbados created pursuant to the Sandstorm Barbados Security Documents shall for all purposes be, and at all times remain, inferior, junior and subordinate to the interests of the Lender created pursuant to the Senior Lender Security Documents.

(b) Sandstorm Barbados hereby agrees that until all of the Senior Lender Project Obligations are irrevocably paid and satisfied in full, Sandstorm Barbados will not, without the prior written consent of the Lender, take any action to enforce the Sandstorm Barbados Security Documents or initiate any action to enforce the insolvency or similar proceedings in respect of Lordsburg (collectively, "**Enforcement Actions**" and each an "**Enforcement Action**") unless it has first provided written notice of its intention to do so to the Lender after the occurrence of any event of default which is continuing under the Sandstorm Purchase Agreement and a period of 90 days after the giving of such notice to the Lender has elapsed without the Lender beginning enforcement proceedings. Notwithstanding the foregoing, if the Lender has begun taking enforcement proceedings in respect of the Senior Lender Security Documents, Sandstorm Barbados will not take any Enforcement Action or otherwise interfere with such enforcement unless the Lender is not using commercially reasonable efforts to pursue such enforcement. Notwithstanding the forgoing, if at any time gold is being produced by Lordsburg and such gold (the "**Outstanding Gold**") is not being sold to Sandstorm Barbados in any given calendar month in accordance with the Sandstorm Purchase Agreement, Sandstorm Barbados shall give notice of such fact to the Lender (a "**Default Notice**"). If Sandstorm delivers a Default Notice in respect of two consecutive months (provided that the second Default Notice is given no less than 30 days after the first Default Notice) Sandstorm Barbados may take action under the Sandstorm Barbados Documents to enforce its rights to purchase such gold if the Lender has not commenced a Lender Enforcement Action within 20 days of receiving the second Default Notice. Upon receipt of the Default Notices or at any time thereafter, the Lender may cause Sandstorm Barbados to terminate such enforcement action by selling to Sandstorm Barbados an amount of gold equal to the full amount of the Outstanding Gold at such time.

3.3 Saving Provisions. The subordinations herein provided shall be in effect notwithstanding:

(a) the respective dates of the creation or incurrence of any Obligations or any terms thereof;

(b) the respective dates of execution and registration of any Security Documents;

(c) the provisions of any Security Documents; or

(d) any other act or circumstance whatsoever which may otherwise alter or affect the subordination herein provided.

3.4 Non-Permitted Distributions to Be Received in Trust. In the event that any payment, delivery or distribution of assets of any of the Borrowers of any kind or character, whether in cash, securities or other property, is received by a party in contravention of the provisions of this Agreement, such payment, delivery or distribution will be received and held in trust for the benefit of the party entitled thereto and, at the request of such party, paid promptly and in no event less than three (3) Business Days over to such party.

3.5 Lender Acknowledgements Solely with Regard to Sandstorm Purchased Payable AU.

(a) The Lender acknowledges and agrees that, for so long as the Sandstorm Purchase Agreement is in effect, all of the Sandstorm Purchased Payable AU is to be sold to Sandstorm Barbados pursuant to the Sandstorm Purchase Agreement, and (upon each such sale in accordance with the terms therein as they exist on the date hereof), the Liens of the Senior Lender Security Documents shall no longer apply to the sold Sandstorm Purchased Payable AU.

(b) The Lender agrees that it will not take any action to prevent Sandstorm Barbados from purchasing Sandstorm Purchased Payable AU or from Sandstorm Purchased Payable AU being delivered to Sandstorm Barbados as contemplated in the Sandstorm Purchase Agreement. For greater certainty this provision shall not prevent the Lender from taking a Lender Enforcement Action, but to the extent that the Lender seizes any of the real or personal property of Lordsburg following the final completion of any judicial foreclosure action under the Senior Lender Security Documents, the Lender shall allow Sandstorm Barbados to continue purchasing gold, to the extent that it is entitled to under the Sandstorm Purchase Agreement.

(c) If any funds become payable to Sandstorm Barbados pursuant to Section 3(g) of the Sandstorm Purchase Agreement, the Lender will allow such payment to be made forthwith after such payment becomes due, provided that if there is, or if the making of the payment would result in, an Event of Default under the Credit Agreement, Sandstorm will wait for a period of 180 days before enforcing the Sandstorm Barbados Security Documents. Notwithstanding the foregoing if such a payment is due and Sandstorm Barbados and one or more of the Borrowers agree to issue shares to Sandstorm Barbados in satisfaction of such payment or in satisfaction of any interest due and payable for any extension of time for such payment, the Lender agrees to such issuance of shares. In addition if

Sandstorm Barbados and Santa Fe Gold agree to terms which extend the date by which payments are due under Section 3(g) of the Sandstorm Purchase Agreement for a period of at least twelve months in exchange for an increase in the amount of gold being purchased by Sandstorm Barbados, such increase to reflect a reasonable interest rate on the funds payable pursuant to Section 3(g) of the Sandstorm Purchase Agreement, then such amendment shall be deemed to be approved hereunder and any additional gold to be sold to Sandstorm Barbados in connection therewith will be consented to as well by the Lender.

(d) During a Lender Enforcement Action, the Lender shall not initiate or launch any proceeding or motion before a court or trustee (whether on a formal or informal basis) requesting to have the Sandstorm Barbados Documents set aside or invalidated. For the avoidance of doubt, the Lender shall not be in breach of its obligations under this subsection if it votes in favour of a bankruptcy plan or any asset sale that does not contemplate the Sandstorm Barbados Documents surviving the relevant enforcement or bankruptcy proceedings.

(e) The Lender agrees to the delivery of Sandstorm Purchased Payable AU to Sandstorm Barbados pursuant to the Sandstorm Purchase Agreement.

(f) Sandstorm Barbados agrees that until such time as the Senior Lender Project Obligations have been irrevocably satisfied in full, the only payments it shall receive in connection with the Sandstorm Barbados Documents will be the Sandstorm Purchased Payable AU and any payments which can be made under Section 3(g) of the Sandstorm Purchase Agreement in accordance with the provisions of Section 3.5(c).

3.6 Obligations Not Affected; etc.

(a) Nothing contained in this Agreement is intended to prevent the Lender and Sandstorm Barbados from exercising its rights and remedies under the Senior Lender Documents and/or the Sandstorm Barbados Documents as applicable or as otherwise permitted by applicable law upon default under the terms of such agreement, subject in all respects to the terms, conditions and priorities created by this Agreement.

(b) In the event that the Lender and Sandstorm Barbados shall each be taking an enforcement action under their respective security (in accordance with the terms herein) over the same assets, the Lender shall be entitled to carriage and control over all proceedings in respect of such assets so long as it is pursuing such enforcement thereof with reasonable diligence. If the Lender is not pursuing such enforcement with reasonable diligence, and the standstill period referred to in Section 3.2(b) has expired, then Sandstorm Barbados may commence an Enforcement Action as it deems appropriate acting reasonably.

3.7 Application of Proceeds. Other than Sandstorm Purchased Payable AU, which may be received and retained by Sandstorm Barbados, net proceeds resulting from the enforcement or realization of any rights or remedies under the Security Documents shall forthwith be paid over to the Lender and applied to the Senior Lender Project Obligations) with any residue to be paid over to or retained by Sandstorm Barbados and applied to the Sandstorm Barbados Obligations.

3.8 Parties May Grant time, etc. Each party may grant time, renewals, extensions, releases and discharges to and may otherwise deal with Lordsburg as it sees fit without notice to the other parties to this Agreement or any other person, without prejudice to or in any way limiting or affecting the covenants, agreements and priorities herein contained; provided however Sandstorm Barbados may not grant time, renewals, extensions, releases and discharges that would otherwise impair the Senior Lender Project Obligations or the Senior Lender's rights hereunder. Each party may, at any time and from time to time, without any consent of or notice to any other party to this Agreement and without impairing or releasing the other parties from their obligations hereunder or the subordination provided for herein:

(a) change the manner, place or terms of delivery or payment or change of extend time for delivery or payment of or renew or alter the relevant Obligations;

(b) release anyone liable in any manner under or in respect of the relevant Obligations owing to the Person providing such release so long as such release does not affect the Obligations owing to the non-releasing party;

(c) exercise or refrain from exercising any rights against Lordsburg or other Person not otherwise restricted hereby; and

(d) apply any sums or deliveries from time to time received on account of the relevant Obligations to any or all of such obligations to the extent not required by this Agreement to be dealt with in some other manner.

3.9 Sandstorm Barbados Covenants regarding Sandstorm Documents.

If and for so long as any of the Senior Lender Project Obligations remain outstanding:

(a) Sandstorm Barbados will not, without the Lender's prior written consent, take any additional Sandstorm Barbados Security Documents and any such additional Sandstorm Barbados Security Documents shall be subordinated to the Senior Lender Security Documents pursuant to the terms of this Agreement.

(b) Sandstorm Barbados shall not make any amendments to the Sandstorm Barbados Documents without the prior written consent of the Lender, such consent not to be unreasonably withheld. Notwithstanding the foregoing, the prior written consent of the Lender shall not be required (but prior notice to the Lender shall be required) for amendments to the Sandstorm

Barbados Documents which are the result of (i) changes in taxation or regulatory laws so long as any such changes do not prejudice the Lender or any of its rights under any of the Senior Lender Documents or this Agreement, or (ii) amendments made in connection with the provisions of Section 2.5(c) hereof.

(c) If Lordsburg fails to sell or deliver any Sandstorm Purchased Payable AU as required pursuant to the Sandstorm Purchase Agreement and such failure is not remedied pursuant to the Sandstorm Purchase Agreement and within ten (10) Business Days of Lordsburg receiving written notice of such default, Sandstorm Barbados shall immediately give written notice (with particulars) of such continuing failure to the Lender, however any inadvertent failure to give such notice shall not subject Sandstorm Barbados to any liability or derogation of its rights hereunder.

3.10 Not to Contest, etc. None of the parties will:

(a) assert in any action, suit or proceeding whatsoever, the invalidity, unenforceability or ineffectiveness of this Agreement or any other Transaction Document;

(b) participate in or co-operate with any other party to pursue any such action, suit or proceeding contemplated in this sub-paragraph 3.10(a); and

(c) delay, hinder, object to, or impair any realization under or enforcement of the Security Documents so long as the enforcing party is acting in accordance with the terms of this Agreement and applicable law and it being understood and agreed that, regardless of the validity, effectiveness or enforceability of any Transaction Document, as between the parties they shall respectively have the rights of delivery, payment and security as contemplated in this Agreement.

3.11 Restriction on Transfers of Secured Obligations. None of the Senior Lender Project Obligations, the Senior Lender Documents, the Sandstorm Barbados Obligations, nor the Sandstorm Barbados Documents will be sold, assigned, or transferred in whole or in part unless and until the proposed assignee or transferee has executed and delivered a written agreement in favour of the other parties to this Agreement confirming that it has acquired its interest in the Obligations and Security Documents as applicable, subject to the terms of this Agreement, as it may have been amended prior to such acquisition.

3.12 Obligations of Lordsburg. Lordsburg agrees with the Lender and Sandstorm Barbados that the terms and conditions of this Agreement shall have no effect whatsoever on the obligations of Lordsburg to each of the Lender and Sandstorm Barbados. In particular any limitation of liability as between the Lender and Sandstorm Barbados shall not effect have the effect of limiting the obligations of Lordsburg to the Lender or Sandstorm Barbados, as the case may be.

ARTICLE 4

MISCELLANEOUS

4.1 No Merger. This Agreement shall not operate by way of merger of any of the security held by any party pursuant to any security, and no judgment recovered by any party against any Person shall operate by way of merger of or in any way affect its rights or remedies hereunder, which are in addition to and not in substitution for any other security now or hereafter held by such party in respect of any Obligations.

4.2 Waivers. No amendment, consent or waiver by any party shall be effective unless made in writing and signed by an authorized officer of such party and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

4.3 Further Assurance. Each party shall from time to time whether before or after any other party shall have become entitled to enforce any security, do all such acts and things and execute and deliver all such deeds, transfers, assignments and instruments as any other party may reasonably require in order to give effect to the subordination herein provided for and to exercise all powers, authority and discretions hereby conferred upon such other party.

4.4 Notice. All notices, requests, demands, consents, approvals, agreements or other communications to or by any party to this Agreement must be in writing and will be deemed to be duly given or made:

(a) (in the case of a facsimile transmission) on receipt by the sender of an error free transmission report at the end of transmission; or

(b) (in the case of delivery by hand) on delivery,

(i) and for the Lender and/or Lordsburg, delivered to the following address:

Waterton Global Value, L.P.
13-15 Avenue de la Liberte
L-1931, Luxembourg

Attention: Peter Poole
Facsimile: (284) 494-8356/7422

(ii) in the case of Sandstorm Barbados delivered to the following address;

2nd Floor
Wildey Business Park
Wildey St. Michael

Barbados, West Indies
Fax No. (246) 434-2717

With a copy to:

400 Burrard Street, Suite 400
Vancouver, British Columbia
Fax No. (604) 888-0094
Attention: President and C.E.O.

but if delivery or receipt is on a day which is not a Business Day or is later than 4:00pm (local time) in the jurisdiction of the receiving party, it will be taken to have been duly given or made at the commencement of business on the next Business Day. Each party may change its address for service by written notice, given in the manner provided above, to the other parties and such change shall be effective upon the date the notice shall be deemed to be received.

4.5 Severability. The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

4.6 Successors. This Agreement shall become effective when it shall have been executed by the parties, and thereafter shall be binding upon and enure to the benefit of each party and its successors and assigns, subject to Section 3.11.

4.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same agreement. In the event that any signature is delivered by facsimile transmission or portable document format (.pdf), such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or .pdf signature were the original thereof.

4.8 Governing Law; Jurisdiction; Wavier of Jury Trial. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE PROVINCE OF ONTARIO AND THE LAWS OF CANADA APPLICABLE THEREIN. EACH OF THE PARTIES HEREBY IRREVOCABLY AGREES TO EACH OF THE MATTERS SET OUT IN THIS SECTION 4.8. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF COMPETENT JURISDICTION LOCATED IN THE PROVINCE OF ONTARIO FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY

EFFECTIVELY DO SO, THE DEFENCE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING. EACH PARTY AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS SECTION 4.8 SHALL AFFECT THE RIGHT OF A PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST ANY OTHER PARTY OR ITS PROPERTY IN THE COURTS OF OTHER JURISDICTIONS. EACH PARTY, TO THE FULLEST EXTENT PERMITTED BY LAW, HEREBY WAIVES ITS RIGHTS TO A TRIAL BY JURY.

[Signature Pages to Follow]

IN WITNESS WHEREOF each of the parties has duly executed this Agreement as of the day and year first above written.

SANDSTORM GOLD (BARBADOS) LTD.

By: ____________________________
Authorized Signing Officer

WATERTON GLOBAL VALUE, L.P., BY ITS INVESTMENT MANAGER, ALTITUDE MANAGEMENT LIMITED

By: ____________________________
Authorized Signing Officer

LORDSBURG MINING COMPANY

By: ____________________________
Authorized Signing Officer

SANTA FE GOLD (BARBADOS) CORPORATION

By: ____________________________
Authorized Signing Officer

IN WITNESS WHEREOF each of the parties has duly executed this Agreement as of the day and year first above written.

SANDSTORM GOLD (BARBADOS) LTD.

By: ______________________________
Authorized Signing Officer

WATERTON GLOBAL VALUE, L.P., BY ITS INVESTMENT MANAGER, ALTITUDE MANAGEMENT LIMITED

By: ______________________________
Authorized Signing Officer

LORDSBURG MINING COMPANY

By: ______________________________
Authorized Signing Officer

SANTA FE GOLD (BARBADOS) CORPORATION

By: ______________________________
Authorized Signing Officer

IN WITNESS WHEREOF each of the parties has duly executed this Agreement as of the day and year first above written.

SANDSTORM GOLD (BARBADOS) LTD.

By: ______________________________
Authorized Signing Officer

WATERTON GLOBAL VALUE, L.P., BY ITS INVESTMENT MANAGER, ALTITUDE MANAGEMENT LIMITED

By: ______________________________
Authorized Signing Officer

LORDSBURG MINING COMPANY

By: [signature]
Authorized Signing Officer

SANTA FE GOLD (BARBADOS) CORPORATION

By: [signature]
Authorized Signing Officer

SCHEDULE A

LEGAL DESCRIPTION OF SUMMIT MINE

(See Attached)

SUMMIT UNPATENTED CLAIMS

The following unpatented lode mining claims are in Township 16 South, Range 21 West, Sections 25, 26, 27, 35, and 36, Grant County, New Mexico.

BLM Serial No	Claim Name/Number
NMMC170439	NORMAN KING
NMMC182111	NEW NORMAN KING NO 1
NMMC170449	NG #41
NMMC170448	NG #46
NMMC170456	NG #47
NMMC170457	NG #51
NMMC170454	NG #52
NMMC170455	NG #53
NMMC170453	NG #58
NMMC170452	NG #62
NMMC170444	NG #63
NMMC170443	NG #67
NMMC170442	NG #78
NMMC170441	NG #83
NMMC170445	RUBY RED
NMMC170446	RUBY RED NO 1
NMMC170447	RUBY RED NO 2
NMMC170464	NEW SUMMIT NO 1
NMMC170463	NEW SUMMIT NO 2
NMMC170462	NEW SUMMIT NO 3
NMMC170461	NEW SUMMIT NO 4
NMMC170460	NEW SUMMIT NO 5
NMMC170459	NEW SUMMIT NO 6
NMMC170458	NEW SUMMIT NO 7
NMMC182112	NEW SUMMIT NO 8
NMMC170450	NEW SUMMIT NO 9
NMMC181990	SF#1
NMMC181991	SF#2
NMMC181992	SF#3
NMMC181993	SF#4
NMMC181994	SF#5
NMMC181995	SF#6
NMMC181996	SF#7
NMMC181997	SF#8
NMMC181998	SF#9
NMMC181999	SF#10
NMMC182000	SF#11
NMMC182001	SF#12
NMMC182002	SF#13

NMMC182003	SF#14
NMMC182004	SF#15
NMMC182005	SF#16
NMMC182006	SF#17
NMMC182007	SF#18
NMMC182008	SF#19
NMMC182009	SF#20
NMMC182010	SF#21
NMMC182011	SF#22
NMMC182012	SF#23
NMMC182013	SF#24
NMMC182014	SF#25
NMMC182015	SF#26
NMMC182016	SF#27
NMMC182017	SF#28
NMMC182018	SF#29
NMMC182019	SF#30
NMMC182020	SF#31
NMMC182021	SF#32
NMMC182022	SF#33
NMMC182023	SF#34
NMMC182024	SF#35
NMMC182025	SF#36

SUMMIT PATENTED CLAIMS

Those patented mining claims in the Steeple Rock Mining District, located in Sections 35 and 36, T16S, R21W, Grant County, New Mexico encompassing 117.609 acres, more or less, held under leases and which are further described as follows:

Claim Name	Mineral Survey Number	Acres
Alta Lode	1010-A	14.049
Surprise Lode	1010-B	10.920
Surprise Tunnel Lode	1010-C	9.367
Summit Lode	1010-D	9.547
Summit Tunnel Lode	1010-E	9.367
Apex Lode	1010-F	10.980
Irish Jew Lode	1010-G	18.274
Puzzle Lode	1010-H	10.430
Black Spar Lode	1010-I	7.224
Jack Pot Lode	1010-J	17.451

Lordsburg Patented Claims, Virginia Mining District, Hidalgo Co., NM

Claim Name	Survey No.	Patent No.	County Recording		Location			Acres
			Patent Book	Page	Township	Range	Section	
Johannesburg	1871	904000	1	189	23S	19W	4	18.838
Nellie Gray	1870	894351	1	108	23S	19W	14	
March No. 1	1870	894351	1	108	23S	19W	14	58.735
March No. 2	1870	894351	1	108	23S	19W	14	
Congress	1870	894351	1	108	23S	19W	14	
August	1914	968385	1	248	23S	19W	13,14, 23, 24	19.058
Teddy	1591	567465	A	316	23S	19W	13,14, 23, 24	
Lone	1591	567465	A	316	23S	19W	13,14, 23, 24	
Sunrise	1591	567465	A	316	23S	19W	13,14, 23, 24	92.428
Cochise	1591	567465	A	316	23S	19W	13,14, 23, 24	
Shoofly	1591	567465	A	316	23S	19W	13,14, 23, 24	
Chance	1945	985750	1	287	23S	19W	13,14, 23, 24	19.900
August No. 2	1917	973416	1	270	23S	19W	13,14, 23, 24	3.047
Oro Alto No. 3	2074	1113729	2	280	23S	19W	13,14	19
Manila	2075 (1913)	1113546	2	276	23S	19W	13,14,24	19
Bonney Extension	2075 (1913)	1113546	2	276	23S	19W	13,14,24	7
							Approx.	257.007

Note: "Acres" are approximate, from Hidalgo Co. tax roles where available and estimated from claim map for Oro Alto No. 3, Manila, and Bonney Extension Claims.

Parcel Two (Menifa Group consisting of 6 Patented Mining Claims).

Mulberry	2	276	2075	11135448	St.Cl.
Copper Dick	2	276	2075	11135448	St.Cl.
Happy Hooligan	2	276	2075	1113546	St.Cl.
Red Copper	2	276	2075	1113546	St.Cl.
Green Copper	2	276	2075	1113546	St.Cl.
Blue Copper	2	276	2075	1113546	St.Cl.

Located in Sections 13, 14,and 24, T-23S, R19W

Parcel Three (Misers Chest Group of 7 Patented Mining Claims).

Copper Regent	A	223	1462	434450	St.Cl.
S.W.W.	A	223	1462	434450	St.Cl.
Columbia	A	223	1462	434450	St.Cl.
Misers Chest	A	223	1462	434450	St.Cl.
Fort Savage	A	223	1462	434450	St.Cl.
Virginia	A	223	1462	434450	St.Cl.
Little Annie	A	223	1462	434450	St.Cl.

Located in Sections 23and 24, T-23S, R19W

Parcel Four (Eldorado Group consisting of 9 Patented Mining Claims).

Silverdale	2	280	2074	1113729	St.Cl.
Oro Alto	2	280	2074	1113729	St.Cl.
Independence	2	280	2074	1113729	St.Cl.
White Lime	2	280	2074	1113729	St.Cl.
Sunrise	2	280	2074	1113729	St.Cl.
Oro Alto No. 2	2	280	2074	1113729	St.Cl.
Oro Alto No. 3	2	280	2074	1113729	LMC
Oro Fine	2	280	2074	1113729	St.Cl.
Eldorado	2	280	2074	1113729	St.Cl.

Located in Sections 13and 14, T-23S, R19W

Parcel Seven (85 Group of 50 Patented Mining Claims acquired from Phelps Dodge Corp)

Lookout	A	290	1599	N/A	St.Cl.
Johnson	A	356	1677	N/A	St.Cl.
Duchess	A	304	1609	N/A	St.Cl.
Rockford	A	276	1595	N/A	St.Cl.
Sacramento	A	294	1598	N/A	St.Cl.
Oakland	A	292	1597	N/A	St.Cl.
Monterey	A	306	1602	N/A	St.Cl.
Winchester	A	300	1604	N/A	St.Cl.
Princess	A	288	1607	N/A	St.Cl.
Royal	A	326	1606	N/A	St.Cl.
Monrovia	A	303	1600	N/A	St.Cl.
White Cloud	A	278	1613	N/A	St.Cl.
Beloit	A	312	1601	N/A	St.Cl.
Playmate	A	295	1596	N/A	St.Cl.
Café	A	308	1605	N/A	St.Cl.
Rockhart	A	301	1606	N/A	St.Cl.
Excelsior	A	327	1612	N/A	St.Cl.
Dundee	A	151	1284	N/A	St.Cl.
Schley	A	273	1618	N/A	St.Cl.
Hobson	A	275	1616	N/A	St.Cl.
Carrie	!	7	1768	N/A	St.Cl.
Eighty-five	A	257	1430	N/A	St.Cl.
Eighty-six	A	257	1430	N/A	St.Cl.
Ninety-nine	A	257	1430	N/A	St.Cl.
Emerald	A	257	1430	N/A	St.Cl.
Carlos	A	347	1690	N/A	St.Cl.
Nevada	A	190	1431	N/A	St.Cl.
Mohak	A	257	1430	N/A	St.Cl.
Superior	A	1	37	N/A	St.Cl.
Okley	A	348	1620	N/A	St.Cl.
Dewey	A	352	1617	N/A	St.Cl.
Battleship-Portion Surface	A	245	1592	N/A	St.Cl.
Venice	1	39	1610	N/A	St.Cl.
Pasadena	1	35	1611	N/A	St.Cl.
Remington	1	37	1603	N/A	St.Cl.
Bisbee	1	328	1934	N/A	St.Cl.
Drytown	1	326	1936	N/A	St.Cl.
Cobra Negra	A	213	1504	N/A	St.Cl.
Tom Cat	A	213	1504	N/A	St.Cl.
Black Copper	A	213	1504	N/A	St.Cl.

Black Sam	A	213	1504	N/A	St.Cl.
Old Town	1	324	1937	N/A	St.Cl.
Jim Crow	1	82	1619	N/A	St.Cl.
Tioga	1	318	1935	N/A	St.Cl.
85 West Extension No. 1	1	319	1933	N/A	St.Cl.
85 West Extension No. 2	1	319	1933	N/A	St.Cl.
85 West Extension No. 3	1	319	1933	N/A	St.Cl.
85 West Extension No. 4	1	319	1933	N/A	St.Cl.
85 West Extension No. 5	1	319	1933	N/A	St.Cl.
85 West Extension No. 6	1	319	1933	N/A	St.Cl.

Located in Section 7, T-23-S, R-18-W and Sections 11, 12, 13, and 14, T-23-S, R-19-W

<u>Parcel Eight (Anita Group of (5) five unpatented Mining Claims located or amended by St. Cl.)</u>

Anita #2 Amended	37	29-30	N/A	163673	St.Cl.
Anita #4 Amended	37	28	N/A	163672	St.Cl.
Anita #6 Amended	37	27	N/A	163671	St.Cl.
Francis #2 Amended	37	25-26	N/A	163670	St.Cl.
Huburt Amended	37	38-39	N/A	163669	St.Cl.

Located in Section 11, T-23-S, R-19-W

<u>Parcel Nine (Henry Clay Group of (14) fourteen patented Mining Claims Leased by St. Cl.)</u>

Atwood	N/A	N/A	68	10537	DuVernet
Henry Clay	N/A	N/A	70	10536	DuVernet
Yellow Jacket	N/A	N/A	66	10535	DuVernet
Florence	N/A	N/A	1484	339583	DuVernet
Bessie	N/A	N/A	1483	331237	DuVernet
Southern	N/A	N/A	1768	959920	DuVernet
Road	N/A	N/A	1768	959920	DuVernet
Plumbo	N/A	N/A	1768	959920	DuVernet
New Year No. 1	N/A	N/A	1768	959920	DuVernet
New Year No. 2	N/A	N/A	1768	959920	DuVernet
Valedon No. 1	N/A	N/A	1768	959920	DuVernet
Valedon No. 2	N/A	N/A	1768	959920	DuVernet
General Jerry Boyle	N/A	N/A	935	24132	DuVernet
Triangle	N/A	N/A	1679	592383	DuVernet

Located in Sections 6 and 7, T-23-S, R-19-W

<u>Parcel Ten (Henry Clay Group of (6) six unpatented Mining Claims Leased by St. Cl.)</u>

Wilson Amended	37	31	N/A	163674	DuVernet
Extension Amended	37	35	N/A	163678	DuVernet
Saddle Horse Amended	37	34	N/A	163677	DuVernet
Barbara Amended	37	36-37	N/A	163679	DuVernet

Lieutenant Amended	37	33	N/A	163676	DuVernet
Wedge Amended	37	32	N/A	163675	DuVernet

Located in Section 7, T-23-S, R-18-W

Parcel Eleven (Ritter Lease of (1) one Patented Mining Claim Leased or owned by St. Cl.)

Bonnie Jean	N/A	N/A	423	24309	St.Cl.?

Located in Section 12, T-23-S, R-19-W

Parcel Twelve (Sullivan Lease of (3) three Patented Mining Claim Leased by St. Cl.)

Battleship	N/A	N/A	N/A	N/A	Sullivan
Gila Monster	N/A	N/A	N/A	N/A	Sullivan
Lookout	N/A	N/A	N/A	N/A	Sullivan

Located in Section 12, T-23-S, R-19-W